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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): March 23, 2001
                                                 (March 22, 2001)


                                 The Knot, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 __________              33-895178
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)                              (Commission File Number)


462 Broadway, 6th Floor, New York, New York                             10013
  (Address of Principal Executive Offices)                            (Zip Code)


                                 (212) 219-8555
               Registrant's telephone number, including area code


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Item 5.         Other Events.

Registrant received a letter, dated March 22, 2001, from The Nasdaq Stock Market, Inc., notifying Registrant of its failure to maintain a minimum bid price of $1.00 over the preceding 30 consecutive trading days as required by Nasdaq's Marketplace Rule 4450(a)(5) (the "Rule"). The letter stated that Registrant has until June 20, 2001 to demonstrate compliance with the Rule and that, if Registrant is not in compliance by that date, Nasdaq will notify Registrant that its securities will be delisted from the Nasdaq National Market. If such event occurs, Registrant may appeal the decision to a Nasdaq Listing Qualifications Panel.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                The Knot, Inc.
                                                (Registrant)


Date:    March 23, 2001                        /s/ Richard Szefc
                                                -------------------------------
                                                Name:   Richard Szefc
                                                Title:  Chief Financial Officer